Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 4 TO MASTER FRAMEWORK AGREEMENT

This AMENDMENT NO. 4 TO MASTER FRAMEWORK AGREEMENT (this “Amendment”), is made and entered into as of July 11, 2023 (the “Amendment Date”), by and among each of:

(A) MUFG Bank, Ltd., a Japanese banking corporation (“MUFG”), as buyer (“Buyer”);

(B) TXU Energy Retail Company LLC, a Texas limited liability company (“TXU”), as seller (the “Seller”);

(C) each originator party hereto (each, an “Originator”; and together with the Seller, each a “Seller Party” and collectively, the “Seller Parties”);

(D) TXU, as agent for the Seller Parties (in such capacity, the “Seller Party Agent”); and

(E) solely with respect to Section 4.4 hereof, Vistra Operations Company LLC, as guarantor (the “Guarantor”),

and amends that certain Master Framework Agreement dated as of October 9, 2020, by and among Buyer, the Seller, the Originators and the Seller Party Agent (as amended, supplemented or modified prior to the date hereof, the “Framework Agreement” and, as amended hereby, the “Amended Framework Agreement”). Each of Buyer, the Seller, each Originator and the Seller Party Agent may also be referred to herein individually as a “Party”, and collectively as the “Parties”.

RECITALS

WHEREAS, the Parties entered into the Framework Agreement and certain other Transaction Agreements for the purpose of providing the Seller with a facility under which Buyer will enter into certain sale and repurchase agreements with the Seller with respect to the Seller Note;

WHEREAS, Guarantor entered into a Guaranty in favor of Buyer pursuant to which Guarantor guaranteed the payment and performance of all obligations, liabilities and indebtedness owed by each Seller Party under the Transaction Agreements;

WHEREAS, that certain Company Note, dated as of the Effective Date, issued by TXU Receivables to TXU pursuant to the Securitization Sale Agreement (such note, the “Original Seller Note”) was amended and restated and issued by TXU Receivables to TXU in replacement of the Original Seller Note effective as of June 30, 2023 (the “Seller Note Amendment Effective Date”) and in substantially the form of Exhibit A to this Amendment (such note, the “Amended Seller Note”); and

WHEREAS, the Parties now wish to extend the Facility Term and amend certain other provisions of the Framework Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants, agreements and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confirmed, the Parties and, solely for purposes of Section 4.4 of this Amendment, the Guarantor agree as follows:

1. Interpretation.

1.1 Definitions. All capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Framework Agreement (including Schedule 1 thereto).

1.2 Construction. The rules of construction set forth in Section 1.2 of the Framework Agreement shall apply to this Amendment.

2. Amendments. Effective from and after the Amendment Date, the Framework Agreement is hereby amended as follows:

2.1 The definition of “Scheduled Facility Expiration Date” set forth in Schedule 1 to the Framework Agreement is hereby amended by replacing the date “July 11, 2023” where it appears therein with the date “July 11, 2024”.

2.2 The definition of “Seller Note” set forth in Schedule 1 to the Framework Agreement is hereby amended and restated as follows:

“Seller Note” means that certain Amended and Restated Company Note, dated as of July 11, 2023, issued by TXU Receivables to TXU pursuant to the Securitization Sale Agreement.

3. Representations, Warranties, Undertakings and Agreements.

3.1 Seller Party. In entering into this Amendment, each Seller Party represents to Buyer that each of the representations and warranties of such Seller Party (as applicable) set forth in the Framework Agreement and each other Transaction Agreement to which such Seller Party is a party are true and correct in all material respects (except that any representation or warranty that is subject to any materiality qualification is true and correct in all respects) as of the Amendment Date (unless such representation or warranty relates to an earlier date, in which case as of such earlier date).

3.2 Seller Note. Except for the Amended Seller Note, no Company Note is outstanding as of the Amendment Date. The outstanding principal balance of the Amended Seller Note as of the Seller Note Amendment Effective Date was equal to the outstanding principal balance of the Original Seller Note immediately prior to the Seller Note Amendment Effective Date.

3.3 Amended Seller Note. Promptly following the Amendment Date, the Seller shall deliver (or cause to be delivered) to the Agent the original executed version of the Amended Seller Note.

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4. Miscellaneous.

4.1 Counterparts. This Amendment may be executed by the Parties on any number of separate counterparts, by email, and all of those counterparts taken together will be deemed to constitute one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signatures are physically attached to the same document. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable Law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

4.2 Amendments to Master Repurchase Agreement. The Parties acknowledge and agree that, in connection with this Amendment and as a condition to the effectiveness hereof, Buyer and the Seller are entering into that certain Amendment No. 3 to Master Repurchase Agreement dated as of the Amendment Date (the “MRA Amendment”). The Parties further acknowledge and agree that, effective from and after the Amendment Date, all references in the Framework Agreement and the other Transaction Agreements to the Master Repurchase Agreement shall be deemed references to such agreement as amended by the MRA Amendment (as so amended, the “Amended Master Repurchase Agreement”). The Amended Master Repurchase Agreements shall constitute a Transaction Agreement under the Amended Framework Agreement.

4.3 Ratification and Amendment to Transaction Agreements. Except as amended hereby or as otherwise specified in Section 4.2 hereof, each of the other Transaction Agreements remains in full force and effect. The Parties hereby acknowledge and agree that, effective from and after the Amendment Date, (i) all references to the Framework Agreement in any other Transaction Agreement shall deemed to be references to the Amended Framework Agreement, (ii) any amendment in this Amendment or the MRA Amendment of a defined term in the Framework Agreement or the Master Repurchase Agreement, as the case may be, shall apply to terms in any other Transaction Agreement which are defined by reference to the Framework Agreement or the Master Repurchase Agreement, and (iii) this sentence shall be effective to amend each of the relevant Transaction Agreements (including the Master Repurchase Agreement and each Annex thereto) to the extent necessary to give effect to the foregoing clauses (i) and (ii).

4.4 Guarantor Acknowledgment and Consent. The Guarantor hereby acknowledges the Parties’ entry into this Amendment and consents to the terms and conditions hereof (including with respect to the MRA Amendment), it being understood that such terms and conditions may affect the extent of the Guaranteed Obligations (as defined in the Guaranty) for which the Guarantor may be liable under the Guaranty. The Guarantor further confirms and agrees that the

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Guaranty remains in full force and effect after giving effect to this Amendment and, for the avoidance of doubt, acknowledges that any amendment herein or in the MRA Amendment to a defined term in the Framework Agreement or in the Master Repurchase Agreement (as the case may be) shall apply to terms in the Guaranty which are defined by reference to the Framework Agreement or the Master Repurchase Agreement.

4.5 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS (OTHER THAN §5-1401 AND §5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY HERETO)).

4.6 Expenses. All reasonable and documented legal fees and expenses of Buyer incurred in connection with the preparation, negotiation, execution and delivery of this Amendment and each related document entered into in connection herewith shall be paid by the Seller promptly on demand.

5. Notices; Limited Consent.

5.1 Notice of the Amendment of the Original Seller Note. The Seller hereby provides notice that the Original Seller Note was amended and restated in the form of the Amended Seller Note effective as of the Seller Note Amendment Effective Date, and requests that each of the parties hereto hereby acknowledges and consents to such amendment and restatement.

5.2 Limited Consent re: Subject Transactions. Subject to the terms and conditions of this Amendment, including the accuracy of each of the representations and warranties set forth herein, each of the parties hereto hereby: (i) acknowledges receipt of the notice set forth in Section 5.1 above, (ii) consents to the execution and delivery of the Amended Seller Note effective as of the Seller Note Amendment Effective Date and (iii) waives any notice requirement with respect to the execution and delivery of the Amended Seller Note set forth in the Framework Agreement or any other Transaction Agreement as a prerequisite or condition precedent to the effectiveness of the Amended Seller Note.

5.3 General Limitations. The limited consent set forth in Section 5.2 above shall be strictly limited to its terms. Consistent with the foregoing, and except as expressly set forth herein, nothing contained herein shall be deemed to be a consent to any party to the Transaction Agreements failing to perform its obligations under the Transaction Agreements. Notwithstanding anything to the contrary herein or in the Transaction Agreements, and except as expressly set forth herein, by executing this Amendment, no party hereto is now waiving or consenting to, nor has it agreed to waive or consent to in the future (i) the modification or breach of any provision of the Transaction Agreements, (ii) any Event of Default or Potential Event of Default (whether presently or subsequently existing or arising) or (iii) any rights, powers or remedies presently or subsequently available to any of the parties hereto or any other Person against the Guarantor or any Seller Party under the Framework Agreement, any of the other Transaction Agreements, applicable law or otherwise, relating to any matter other than solely to the extent expressly consented to herein, each of which rights, powers or remedies is hereby specifically and expressly reserved and continue.

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[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

Buyer:

MUFG BANK, LTD.

By:	/s/ Matthew Stratton
Name:	Matthew Stratton
Title:

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

[Signature Page to Amendment No. 4 to Master Framework Agreement]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

Seller and Seller Party Agent:

TXU ENERGY RETAIL COMPANY LLC

By:	/s/ William M. Quinn
Name:	William M. Quinn
Title:	Senior Vice President and Treasurer

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

[Signature Page to Amendment No. 4 to Master Framework Agreement]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

Originators:

TXU ENERGY RETAIL COMPANY LLC, as an Originator

By:	/s/ William M. Quinn
Name: William M. Quinn
Title: Senior Vice President and Treasurer

DYNEGY ENERGY SERVICES, LLC, as an Originator

By:	/s/ William M. Quinn
Name: William M. Quinn
Title: Senior Vice President and Treasurer

DYNEGY ENERGY SERVICES (EAST), LLC, as an Originator

By:	/s/ William M. Quinn
Name: William M. Quinn
Title: Senior Vice President and Treasurer

AMBIT TEXAS, LLC, as an Originator

By:	/s/ William M. Quinn
Name: William M. Quinn
Title: Senior Vice President and Treasurer

[Signature Page to Amendment No. 4 to Master Framework Agreement]

TRIEAGLE ENERGY LP, as an Originator

By: TriEagle 1, LLC, its general partner

By:	/s/ William M. Quinn
Name: William M. Quinn
Title: Senior Vice President and Treasurer

VALUE BASED BRANDS LLC, as an Originator

By:	/s/ William M. Quinn
Name: William M. Quinn
Title: Senior Vice President and Treasurer

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

[Signature Page to Amendment No. 4 to Master Framework Agreement]

IN WITNESS WHEREOF, Guarantor has executed this Amendment (as of the date first written above.

Guarantor:

VISTRA OPERATIONS COMPANY LLC

By:	/s/ William M. Quinn
Name:	William M. Quinn
Title:	Senior Vice President and Treasurer

[Signature Page to Amendment No. 4 to Master Framework Agreement]

EXHIBIT A

(Attached)

EXECUTION VERSION

AMENDED AND RESTATED COMPANY NOTE

July 11, 2023

New York, New York

FOR VALUE RECEIVED, the undersigned, TXU ENERGY RECEIVABLES COMPANY LLC, a Delaware limited liability company (the “Company”), promises to pay to TXU ENERGY RETAIL COMPANY LLC (the “Servicer”) for the benefit of the Originators (as defined in the Purchase and Sale Agreement), on the terms and subject to the conditions set forth herein and in the Purchase and Sale Agreement referred to below, the aggregate unpaid Purchase Price of all Receivables purchased by the Company from each Originator pursuant to such Purchase and Sale Agreement, as such unpaid Purchase Price is shown in the records of the Servicer.

1. Purchase and Sale Agreement. This Amended and Restated Company Note (the “Company Note”) is the Company Note described in, and is subject to the terms and conditions set forth in, that certain Purchase and Sale Agreement dated as of August 21, 2018 (as the same may be amended, supplemented, restated or otherwise modified in accordance with its terms, the “Purchase and Sale Agreement”), among the Company, the Servicer and the Originators named therein. Reference is hereby made to the Purchase and Sale Agreement for a statement of certain other rights and obligations of the Company, the Servicer and the Originators.

2. Definitions. Capitalized terms used (but not defined) herein have the meanings assigned thereto in (or by reference in) the Purchase and Sale Agreement. In addition, as used herein, the following terms have the following meanings:

“Bankruptcy Proceedings” means a Termination Event described in clause (g) of Exhibit V to the Receivables Purchase Agreement with respect to the Company.

“CME Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking term Secured Overnight Financing Rate (SOFR) (or a successor administrator).

“Effective Date” means June 30, 2023.

“Existing Note” has the meaning set forth in paragraph 14 hereof.

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day.

“Final Maturity Date” means the date immediately following the date that falls one year and one day after the Final Termination Date.

“Interest Period” means each calendar month.

“Senior Interests” means, collectively, (i) all accrued Discount, (ii) the fees referred to in Section 1.5 of the Receivables Purchase Agreement, (iii) all amounts payable pursuant to Sections 1.7, 3.1, 3.2, 3.3 or 7.4 of the Receivables Purchase Agreement, (iv) the Capital and (v) all other obligations of the Company, the Servicer and the Performance Guarantor that are due and payable, to (a) each Purchaser, each Purchaser Agent, the Administrator and their respective successors, permitted transferees and assigns arising in connection with the Transaction Documents and/or (b) any Indemnified Party or Affected Person arising in connection with the Receivables Purchase Agreement, in each case, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, together with any and all interest and Discount accruing on any such amount after the commencement of any Bankruptcy Proceedings, notwithstanding any provision or rule of law that might restrict the rights of any Senior Interest Holder, as against the Company or anyone else, to collect such interest.

“Senior Interest Holders” means, collectively, each Purchaser, each Purchaser Agent, the Administrator and the Indemnified Parties and Affected Persons.

“SOFR” means, for any day, a rate equal to the secured overnight financing rate as administered by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“Subordination Provisions” means, collectively, clauses (a) through (l) of paragraph 9 hereof.

“Term SOFR Rate” means, for any tenor comparable to the applicable Interest Period, the Term SOFR Reference Rate at approximately 6:00 a.m., New York time, two U.S. Government Securities Business Days prior to the commencement of such tenor comparable to the applicable Interest Period, as such rate is published by the CME Term SOFR Administrator.

“Term SOFR Reference Rate” means, for any day and time (such day, the “Term SOFR Determination Day”), for any tenor comparable to the applicable Interest Period, the rate per annum determined by the Servicer as the forward-looking term rate based on SOFR. If by 5:00 pm (New York City time) such Term SOFR Determination Day, the “Term SOFR Reference Rate” for the applicable tenor has not been published by the CME Term SOFR Administrator, then the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator, so long as such first preceding Business Day is not more than three (3) Business Days prior to such Term SOFR Determination Day. Notwithstanding the foregoing, if the Term SOFR Reference Rate is below zero, the rate will be deemed to be zero.

“U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

3. Interest. Subject to the Subordination Provisions, the Company promises to pay interest on this Company Note as follows:

(a) Prior to the Final Maturity Date, the principal amount of this Company Note from time to time outstanding during any Interest Period shall bear interest at a rate per annum equal to the Term SOFR Rate for such Interest Period plus 1.75%, as determined by the Servicer; and

(b) From (and including) the Final Maturity Date to (but excluding) the date on which the entire principal amount of this Company Note is fully paid, the principal amount of this Company Note from time to time outstanding shall bear interest at a rate per annum equal to the Federal Funds Rate plus 2.25%.

Notwithstanding anything to the contrary in this Company Note, but subject to the Subordination Provisions, accrued interest on the principal amount of this Company Note outstanding on the Effective Date shall be paid on the first Settlement Date occurring following the Effective Date.

4. Interest Payment Dates. Subject to the Subordination Provisions, the Company shall pay accrued interest on this Company Note on each Settlement Date, and shall pay accrued interest on the amount of each principal payment made in cash on a date other than a Settlement Date at the time of such principal payment.

5. Basis of Computation. Interest accrued hereunder that is computed by reference to the Term SOFR Rate shall be computed for the actual number of days elapsed on the basis of a 360-day year, and interest accrued hereunder that is computed by reference to the rate described in paragraph 3(b) of this Company Note shall be computed for the actual number of days elapsed on the basis of a 365- or 366-day year, as applicable.

6. Principal Payment Dates. Subject to the Subordination Provisions, payments of the principal amount of this Company Note shall be made as follows:

(a) The principal amount of this Company Note shall be reduced by an amount equal to each payment deemed made pursuant to Section 3.3 of the Purchase and Sale Agreement; and

(b) The entire principal amount of this Company Note shall be paid on the Final Maturity Date.

Subject to the Subordination Provisions, the principal amount of and accrued interest on this Company Note may be prepaid by, and in the sole discretion of the Company, on any Business Day without premium or penalty.

7. Payment Mechanics. All payments of principal and interest hereunder are to be made in lawful currency of the United States of America in the manner specified in Article III of the Purchase and Sale Agreement.

8. Enforcement Expenses. In addition to and not in limitation of the foregoing, but subject to the Subordination Provisions and to any limitation imposed by applicable law, the Company agrees to pay all reasonable and documented expenses, including reasonable attorneys’ fees and legal expenses, incurred by the Servicer and the Originators in seeking to collect any amounts payable hereunder which are not paid when due.

9. Subordination Provisions. The Company covenants and agrees, and the Servicer, each Originator and any other holder of this Company Note (collectively, the Originator and any such other holder are called the “Holder”), by its acceptance of this Company Note (or a beneficial interest herein), likewise covenants and agrees that:

(a) No payment or other distribution of the Company’s assets of any kind or character, whether in cash, securities, or other rights or property, shall be made on account of this Company Note except to the extent such payment or other distribution is permitted under Section 1(n) of Exhibit IV to the Receivables Purchase Agreement;

(b) In the event of the occurrence of Bankruptcy Proceedings, the Senior Interests shall first be paid and performed in full and in cash before the Holder shall be entitled to receive and to retain any payment or distribution in respect of this Company Note;

(c) In the event that the Holder receives any payment or other distribution of any kind or character from the Company or from any other source whatsoever, in respect of this Company Note, other than as expressly permitted by the terms of this Company Note, such payment or other distribution shall be received in trust for the Senior Interest Holders and shall promptly be turned over by the Holder to the Administrator (for the benefit of the Senior Interest Holders);

(d) Notwithstanding any payments or distributions received by the Senior Interest Holders in respect of this Company Note, prior to the occurrence of the Final Termination Date, the Holder shall not be subrogated to the then existing rights of the Senior Interest Holders in respect of the Senior Interests until the Senior Interests have been paid and performed in full and in cash. Upon the occurrence of the Final Termination Date, the Holder will be subrogated to the then existing rights of the Senior Interest Holders, if any;

(e) These Subordination Provisions are intended solely for the purpose of defining the relative rights of the Holder, on the one hand, and the Senior Interest Holders, on the other hand. Nothing contained in these Subordination Provisions or elsewhere in this Company Note is intended to or shall impair, as between the Company, its creditors (other than the Senior Interest Holders) and the Holder, the Company’s obligation, which is unconditional and absolute, to pay the Holder the principal of and interest on this Company Note as and when the same shall become due and payable in accordance with the terms hereof or to affect the relative rights of the Holder and creditors of the Company (other than the Senior Interest Holders);

(f) The Holder shall not, until the Senior Interests have been paid and performed in full and in cash, cancel, waive, forgive, or commence legal proceedings to enforce or collect this Company Note;

(g) [Reserved];

(h) If, at any time, any payment (in whole or in part) of any Senior Interest is rescinded or must be restored or returned by a Senior Interest Holder (whether in connection with Bankruptcy Proceedings or otherwise), these Subordination Provisions shall continue to be effective or shall be reinstated, as the case may be, as though such payment had not been made;

(i) Each of the Senior Interest Holders may, from time to time, at its sole discretion, without notice to the Holder, and without waiving any of its rights under these Subordination Provisions or otherwise affecting these Subordination Provisions, take any or all of the following actions: (i) retain or obtain an interest in any property to secure any of the Senior Interests; (ii) retain or obtain the primary or secondary obligations of any other obligor or obligors with respect to any of the Senior Interests; (iii) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Senior Interests, or release or compromise any obligation of any nature with respect to any of the Senior Interests; (iv) amend, supplement, restate, or otherwise modify any Transaction Document (on the terms set forth in such Transaction Document); and (v) release its security interest in, or surrender, release or permit any substitution or exchange for all or any part of any rights or property securing any of the Senior Interests, or extend or renew for one or more periods (whether or not longer than the original period), or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such rights or property;

(j) The Holder hereby waives: (i) notice of acceptance of these Subordination Provisions by any of the Senior Interest Holders; (ii) notice of the existence, creation, non-payment or non-performance of all or any of the Senior Interests; and (iii) all diligence in enforcement, collection or protection of, or realization upon, the Senior Interests, or any thereof, or any security therefor;

(k) Each of the Senior Interest Holders may, from time to time, on the terms and subject to the conditions set forth in the Transaction Documents to which such Persons are party, but without notice to the Holder, assign or transfer any or all of the Senior Interests, or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Senior Interests shall be and remain Senior Interests for the purposes of these Subordination Provisions, and every immediate and successive assignee or transferee of any of the Senior Interests or of any interest of such assignee or transferee in the Senior Interests shall be entitled to the benefits of these Subordination Provisions to the same extent as if such assignee or transferee were the assignor or transferor; and

(1) These Subordination Provisions constitute a continuing offer from the Holder to all Persons who become the holders of, or who continue to hold, Senior Interests; and these Subordination Provisions are made for the benefit of the Senior Interest Holders, and the Administrator may proceed to enforce such provisions on behalf of each of such Persons.

10. No Waiver; No Petition. (a) No failure or delay on the part of the Originator in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. No amendment, modification or waiver of, or consent with respect to, any provision of this Company Note shall in any event be effective unless (i) the same shall be in writing and signed and delivered by the Company and the Holder and (ii) the Administrator shall have consented thereto in writing.

(b) The Holder hereby agrees that it will not (i) institute against, join any other Person in instituting against or take any action, direct or indirect, in furtherance or contemplation of instituting against, the Company any bankruptcy, insolvency, winding up, dissolution, receivership, conservatorship or other similar proceeding or action or (ii) exercise any right of set-off or recoupment, or assert any counterclaim, against the Company in each case so long as there shall not have elapsed one year and one day since the Final Termination Date has occurred.

11. Maximum Interest. Notwithstanding anything in this Company Note to the contrary, the Company shall never be required to pay unearned interest on any amount outstanding hereunder and shall never be required to pay interest on the principal amount outstanding hereunder at a rate in excess of the maximum nonusurious interest rate that may be contracted for, charged or received under applicable federal or state law (such maximum rate being herein called the “Highest Lawful Rate”). If the effective rate of interest which would otherwise be payable under this Company Note would exceed the Highest Lawful Rate, or if the holder of this Company Note shall receive any unearned interest or shall receive monies that are deemed to constitute interest which would increase the effective rate of interest payable by the Company under this Company Note to a rate in excess of the Highest Lawful Rate, then (i) the amount of interest which would otherwise be payable by the Company under this Company Note shall be reduced to the amount allowed by applicable law, and (ii) any unearned interest paid by the Company or any interest paid by the Company in excess of the Highest Lawful Rate shall be refunded to the Company. Without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received by the Servicer or any Originator under this Company Note that are made for the purpose of determining whether such rate exceeds the Highest Lawful Rate applicable to the Servicer or any Originator (such Highest Lawful Rate being herein called the “Maximum Permissible Rate”) shall be made, to the extent permitted by usury laws applicable to the Servicer and the Originators (now or hereafter enacted), by amortizing, prorating and spreading in equal parts during the actual period during which any amount has been outstanding hereunder all interest at any time contracted for, charged or received by the Servicer or any Originator in connection herewith. If at any time and from time to time (i) the amount of interest payable to the Servicer or any Originator on any date shall be computed at the Maximum Permissible Rate pursuant to the provisions of the foregoing sentence and (ii) in respect of any subsequent interest computation period the amount of interest otherwise payable to the Servicer or any Originator would be less than the amount of interest payable to the Originator computed at the Maximum Permissible Rate, then the amount of interest payable to the Servicer or such Originator in respect of such subsequent interest computation period shall continue to be computed at the Maximum Permissible Rate until the total amount of interest payable to the Servicer or such Originator shall equal the total amount of interest which would have been payable to the Servicer or such Originator if the total amount of interest had been computed without giving effect to the provisions of the foregoing sentence.

12. Governing Law. THIS COMPANY NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS (OTHER THAN §5-1401 AND §5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY HERETO)).

13. Captions. Paragraph captions used in this Company Note are for convenience only and shall not affect the meaning or interpretation of any provision of this Company Note.

14. No Novation. This Company Note amends and restates that certain Company Note, dated as of October 9, 2020 (the “Existing Note”), issued by the Company in favor of the Servicer, on behalf of the Originators, and is given as a continuation, rearrangement and extension, and not as a novation, release, payment or satisfaction of the Existing Note, and the issuance and delivery of this Company Note is in replacement of the Existing Note. All outstanding indebtedness (including principal and interest) under the Existing Note as of the Effective Date, is hereby deemed indebtedness evidenced by this Company Note.

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IN WITNESS WHEREOF, the Company has caused this Company Note to be executed as of the date first written above.

TXU ENERGY RECEIVABLES COMPANY LLC

By:
Name: William M. Quinn
Title: Senior Vice President and Treasurer

Signature Page to Amended and Restated Company Note

ACKNOWLEDGED AND CONSENTED TO:

TXU ENERGY RETAIL COMPANY LLC,
as Servicer, for the benefit of the Originators

By:
Name: William M. Quinn
Title: Senior Vice President and Treasurer

Signature Page to Amended and Restated Company Note